SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 7, 2001

                 UPC POLSKA, INC.                                                     United Pan-EuropE
              ----------------------                                                 Communications N.V.
Exact name of registrant as specified in its charter)                            ----------------------------
                                                                 (Exact name of registrant as specified in its charter)

                  Delaware                                                             The Netherlands
      ----------------------------------                                            --------------------
(State or Other Jurisdiction of Incorporation)                         (State or Other Jurisdiction of Incorporation)

                  000-22877                                                               000-25365
        -----------------------------                                                -----------------
           (Commission File Number)                                               (Commission File Number)

                  06-148715                                                              98-0191997
      ----------------------------------                                              ----------------
   (I.R.S. Employer Identification Number)                               (I.R.S. Employer Identification Number)

                                                                                      Boeing Avenue 53
         4643 Ulster Street, Suite 1300,                                           1119 PE, Schiphol Rijk
           Denver, Colorado 80237                                                     The Netherlands
      ---------------------------------                                       -------------------------------
 (Address and zip code of principal executive                         (Address and zip code of principal executive
                   offices)                                                             offices)

               (303) 770-4001                                                        (31) 20-778-9840
         ---------------------------                                              ---------------------
  (Registrant's telephone number, including                         (Registrant's telephone number, including area
                  area code)                                                             code)

                             ----------------------

Item  2.  Acquisition or Disposition of Assets

         On August 10, 2001, United Pan-Europe Communications N.V. ("UPC"), the parent company of UPC Polska, Inc. (the "Company"), and Canal+ Group ("Canal+"), the television and film division of Vivendi Universal S.A., announced the signing of definitive agreements to merge their respective Polish direct-to-home ("DTH") satellite television platforms, as well as the Canal+ Polska premium channel, to form a common Polish DTH platform. The transactions contemplated by such agreements were consummated on December 7, 2001. As part of the transactions, the Company, through its affiliate Polska Telewizja Cyfrowa TV Sp. z o.o. ("PTC"), contributed its Polish and United Kingdom DTH assets to Telewizyjna Korporacja Partycypacyjna S.A. ("TKP"), the Polish subsidiary of Canal+, and agreed to fund 30.0 million euros (approximately $27.7 million) in the form of a shareholder loan to TKP. The Company received 150.0 million euros (approximately $138.8 million) in cash and PTC will receive a 25% ownership interest in TKP upon completion of certain Polish legal formalities in connection with the issuance of new TKP shares. Upon the completion of the formalities mentioned above, TKP will be managed and controlled by Canal+, which will directly or indirectly own 75% of TKP, and PTC will own the remaining 25%. Through a contractual arrangement, the Canal+ Polska premium channel will be available on the Company's cable network.

Item 5.  Other Events and Regulation FD Disclosure

         On November 23, 2001, an affiliate of East Services S.A. initiated an ex parte legal action in the Polish court against the Company, claiming moneys owed pursuant to an investment services agreement dated December 2, 1997, as amended on September 16, 1998. In connection with such claim, the Polish court entered an injunction on December 3, 2001, which was served on a Polish affiliate of the Company on December 4, 2001. On December 7, 2001, the parties settled their dispute, with the Company paying $4.15 million as directed by the claimants and the claimants releasing the Company from any liability whatsoever relating thereto and delivering applications to the Polish court to have the injunction lifted.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         The pro forma financial information as required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)      Exhibits.

         Exhibit Number             Description

         2.1 Closing Agreement, dated as of December 7, 2001, by and among UPC, Canal+, the Company, PTC and TKP.

         2.2 Shareholders Agreement, dated August 10, 2001, by and among UPC, PTC, Canal+ and Polcom Invest S.A.

         2.3 Contribution and Subscription Agreement, dated as of August 10, 2001, by and among UPC, Canal+, the Company, PTC and TKP.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UPC Polska, Inc.



                                By:  /s/ DOROTHY HANSBERRY-BIEGUNSKA
                                   ---------------------------------------------
                                   Name:  Dorothy Hansberry-Biegunska
                                   Title:  Vice President and General Counsel




                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                By:  /s/ ANTON A.M. TUIJEN
                                   ---------------------------------------------
                                   Name:  Anton A.M. Tuijen
                                   Title:  Member of the Board of Management
                                           and General Counsel



Dated: December 21, 2001

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